EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF MASSIVE DYNAMICS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Massive Dynamics, Inc. for the quarter ended December 31, 2012, the undersigned, Oscar Hines, President and CEO of Massive Dynamics, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended December 31, 2012 fairly presents, in all material respects, the financial condition and results of operations of Massive Dynamics, Inc.

Date: February 13, 2013	/s/ Oscar Hines
Oscar Hines
President and Chief Executive Officer (and principal executive, financial officer and principal accounting officer)